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                                                                   EXHIBIT 10.14


                SECOND AMENDMENT AND CONSENT TO CREDIT AGREEMENT

                 THIS SECOND AMENDMENT AND CONSENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of October 28, 1994 by and among Fretter, Inc., a Michigan corporation (the "Borrower"), the LENDERS listed on the signature pages hereof, and BT COMMERCIAL CORPORATION, as Agent, in its capacity as Agent for the Lenders. Words and phrases having defined meanings in the Existing Credit Agreement referred to below shall have the same respective meanings when used herein, unless otherwise expressly defined herein

                                  WITNESSETH:

                 WHEREAS, the parties hereto have entered into a Credit Agreement, dated as of November 30, 1993, relating to a revolving credit facility in an amount not to exceed $140,000,000 for the Borrower's ongoing working capital, letter of credit and general corporate needs, as amended by that certain First Amendment to Credit Agreement dated as of January 26, 1994 (as so amended, the "Existing Credit Agreement");

                 WHEREAS, the Borrower has requested that the Lenders (i) increase their respective Commitments by an aggregate amount equal to $15,000,000 for the period commencing October 28, 1994 and ending January 31, 1995 and (ii) increase the advance rate against Eligible Inventory from fifty percent (50%) to sixty percent (60%) during such period; and

                 WHEREAS, the Borrower has further requested that each of the Lenders confirm and consent to the Agent's right to include in the Borrowing Base as Eligible Inventory certain in transit and prepaid Inventory of the Borrower;

                 NOW THEREFORE, in consideration of the premises and the mutual agreements set forth herein and for other consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                 1. Amendments to Existing Credit Agreement. Subject to and conditioned upon the fulfillment of each of the conditions precedent set forth in Section 3 hereto:

                 1.1 Section 1.1 of the Existing Credit Agreement is hereby amended by adding the following definitions thereto in proper alphabetical order:

                          1994 Additional Seasonal Commitment of a Lender means its additional commitment to make Revolving Loans and to participate in Letters of Credit, up to the amount set forth opposite its name on Annex I of that certain Second Amendment to this Credit Agreement dated as of October 28, 1994, as such amount may be reduced from time to time. At






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         all times after January 31, 1995 the 1994 Additional Seasonal
         Commitment of each Lender shall be $0.

                          1994 Holiday Season means the period from and including October 28, 1994 to and including January 31, 1995.

                 1.2 Section 1.1 of the Existing Credit Agreement is hereby amended by deleting the definition of Borrowing Base set forth therein and inserting the following therefor:

                 Borrowing Base means the sum of:

                          (A) eighty-five percent (85%) of Eligible Accounts Receivable, plus

                          (B) at all times other than during the 1994 Holiday Season, fifty percent (50%) of Eligible Inventory, and, during the 1994 Holiday Season, sixty percent (60%) of Eligible Inventory, minus

                          (C) the aggregate amount of reserves, if any, established by the Agent under Section 2.1(b).

                 1.3 Section 1.1 of the Existing Credit Agreement is hereby amended by deleting the definition of Commitment set forth therein and inserting the following therefor:

                      Commitment of a Lender means its commitment to make Revolving Loans and to participate in Letters of Credit, up to the amount set forth opposite its name on Annex I plus, during the 1994 Holiday Season, the amount of such Lender's 1994 Additional Seasonal Commitment, as such amounts may be reduced from time to time.

                 2. Note Modification Agreement. Subject to and conditioned upon the fulfillment of each of the conditions precedent set forth in Section 3 hereto, each of the Revolving Notes executed by the Borrower in favor of the Lenders are hereby amended to increase the stated principal amount thereof to an amount equal to such Lenders' respective Commitments in effect under the Existing Credit Agreement plus the amount of their respective 1994 Additional Seasonal Commitment. Such Revolving Notes shall automatically be amended on January 31, 1995 to the respective amounts in effect prior to the effectiveness of this Amendment upon, and only upon, the reduction of the aggregate principal balance of the Revolving Loans plus the Letter of Credit Obligations to an amount not to exceed $140,000,000.

                 3.  Conditions Precedent to Amendment and Waiver
Effectiveness. The amendments and modifications set forth in Sections 1 and 2 hereof shall become effective upon, and are expressly conditioned upon, the fulfillment of each of the following conditions precedent:





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                          (a)  The Agent shall have received original executed
         counterparts of this Amendment from the Borrower and each of the Lenders.

                          (b) The Agent shall have received a copy of a resolution of the Board of Directors of the Borrower authorizing the execution and delivery of this Amendment, certified by the Secretary or an Assistant Secretary of the Borrower.

                          (c) Each Subsidiary of the Borrower which has executed a Guarantee shall have executed a Consent satisfactory in form and substance to the Agent reaffirming such Subsidiary's obligations under its respective Guarantee and consenting to the Borrower's execution, delivery and performance of this Amendment.

                          (d) The Agent shall have received an opinion of counsel of the Borrower as to such matters and otherwise in form and substance satisfactory to the Agent.

                          (e) The Agent shall have received for the account of the Lenders a fee equal to $150,000. The Agent shall distribute such fee to the Lenders on a pro rata basis based upon their respective 1994 Additional Seasonal Commitments.

                 4. Acknowledgment and Consent of the Lenders. Each of the Lenders hereby acknowledges, consents and agrees that, pursuant to the terms of the Existing Credit Agreement, the Agent may from time to time include in the Borrowing Base as Eligible Inventory, Inventory which is in transit to the Borrower from its suppliers and/or Inventory which has been paid for by the Borrower pending shipment from such suppliers. Without limiting the generality of the foregoing, each of the Lenders hereby consents to the inclusion of such items of in transit and prepaid Inventory in the Borrowing Base during the term of the 1994 Holiday Season (as defined above).

                 5. Representations and Warranties. In order to induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants to the Lenders as follows:

                          (a) The execution, delivery and performance by the Borrower of this Amendment (i) are within the Borrower's corporate powers, (ii) have been duly authorized by all necessary corporate action, (iii) require no action by or in respect of, or filing with, any governmental body, agency or official, (iv) do not contravene, or constitute a default under, any provision of any applicable law, statute, ordinance, regulation, rule, order or other governmental restriction or of the Articles or Certificate of Incorporation or By-Laws of the Borrower, (v) do not contravene, or constitute a default under, any agreement, judgment, injunction, order, decree, indenture, contract,





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         lease, instrument or other commitment to which the Borrower is a party or by which the Borrower or any of its assets are bound and (vi) will not result in the creation or imposition of any Lien upon any asset of the Borrower under any existing indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Borrower is a party or by which it or any of its assets may be bound or affected.

                          (b) This Amendment and the Existing Credit Agreement as amended by this Amendment are the legal, valid and binding obligation of the Borrower, and are enforceable against the Borrower in accordance with their terms.

                          (c) The representations and warranties contained in the Existing Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of the date hereof as though made on the date hereof, except to the extent that such representations expressly relate solely to an earlier date (in which case such representations and warranties were true and accurate on and as of such earlier date).

                          (d) No Default or Event of Default has occurred and is continuing.

                 6. Reference to and Effect Upon the Existing Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Existing Credit Agreement to "the Agreement", "hereunder", "hereof", "herein", or words of like import, shall mean and be a reference to the Existing Credit Agreement, as amended hereby, and each reference to the Existing Credit Agreement in any other Credit Document shall mean and be a reference to the Existing Credit Agreement, as amended hereby.

                 7. Reaffirmation; Expenses. The Borrower hereby reaffirms to the Agent and each of the Lenders that, except as modified hereby, the Existing Credit Agreement and all of the Credit Documents remain in full force and effect and have not been otherwise waived, modified or amended. Except as expressly modified hereby, all of the terms and conditions of the Existing Credit Agreement shall remain unaltered and in full force and effect. The Borrower acknowledges that all legal expenses of the Agent related to this Amendment shall be paid by the Borrower.

                 8. Choice of Law. This Amendment has been delivered in Chicago, Illinois, and shall be governed by and construed in accordance with the provisions of the Existing Credit Agreement and the laws and decisions of the State of Illinois without giving effect to the conflicts of law principles thereunder.

                 9. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the





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same instrument.  One or more counterparts of this Amendment may be delivered by telecopier, with the intention that they shall have the same effect as an original counterpart thereof.

                    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their proper and duly authorized officers as of the date set forth above.

                                                            BORROWER:

                                                   FRETTER, INC.,
                                                   a Michigan corporation


                                                   By________________________
                                                   Title:

                                                   AGENT:

                                                   BT COMMERCIAL CORPORATION,
                                                   as Agent

                                                   By________________________
                                                        Vice President

                                                   LENDERS:

                                                   BT COMMERCIAL CORPORATION


                                                   By_______________________
                                                        Vice President

                                                   SANWA BUSINESS CREDIT
                                                   CORPORATION


                                                   By_______________________
                                                   Title:

                                                   HARRIS TRUST AND SAVINGS BANK


                                                   By_______________________
                                                   Title:

                                                   LASALLE NATIONAL BANK


                                                   By_______________________
                                                   Title:

                                                   MERCANTILE BUSINESS CREDIT,
                                                   INC.





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                                                   By_______________________
                                                   Title:


                                                   THE BANK OF NEW YORK
                                                   COMMERCIAL CORPORATION


                                                   By_______________________
                                                   Title:

                                                   HELLER FINANCIAL, INC.


                                                   By_______________________
                                                   Title:

                                                   NATIONSBANK BUSINESS CREDIT


                                                   By_______________________
                                                   Title:

                                                   NATIONAL CANADA FINANCE CORP.


                                                   By_______________________
                                                   Title:

                                                   NBD BANK, N.A.


                                                   By_______________________
                                                   Title:




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                                    CONSENT

                 By Subsidiary Guarantee dated as of November 30, 1993 (each a "Guarantee"), each of the undersigned (the "Guarantors") guaranteed to the Guaranteed Parties (as defined therein), subject to the terms, conditions and limitations set forth therein, the prompt payment and performance of all of the Guaranteed Obligations (as defined therein). Each Guarantor consents to the Borrower's execution of the foregoing Second Amendment and Consent to Credit Agreement and acknowledges the continued validity, enforceability and effectiveness of the Guarantee executed by it with respect to all loans, advances and extensions of credit to the Borrower, whether heretofore or hereafter made, together with all interest thereon and all expenses in connection therewith.

                                             FRETTER AUTO SOUND, INC.
                                             FRETTER ACQUISITION COMPANY, INC.
                                             FRED SCHMID APPLIANCE & TV CO.
                                             FRETTER REAL ESTATE COMPANY FRETTER
                                             SILO HOLDINGS, INC.
                                             SILO, INC.
                                             SILO CALIFORNIA, INC.
                                             SILO-DIXON, INC.
                                             DIXONS U.S. HOLDINGS, INC.
                                             FRETTER WAREHOUSE COMPANY, INC.


                                             By_______________________
                                             Title:

Dated:  October 28, 1994





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                                    ANNEX I
                                       TO
                SECOND AMENDMENT AND CONSENT TO CREDIT AGREEMENT
                          Dated as of October 28, 1994


                                                            1994 Additional
Lender                                                      Seasonal Commitment
- ------                                                      -------------------

BT COMMERCIAL CORPORATION                                   $1,608,000

SANWA BUSINESS CREDIT CORPORATION                           $2,676,000

HARRIS TRUST AND SAVINGS BANK                               $1,608,000

LASALLE NATIONAL BANK                                       $1,608,000

MERCANTILE BUSINESS CREDIT, INC.                            $1,608,000

THE BANK OF NEW YORK COMMERCIAL
CORPORATION                                                 $1,608,000

HELLER FINANCIAL, INC.                                      $1,071,000

NATIONSBANK BUSINESS CREDIT                                 $1,071,000

NATIONAL CANADA FINANCE CORP.                               $1,071,000

NBD BANK, N.A.                                              $1,071,000


                                                   TOTAL:   $15,000,000


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